Exhibit 99.1

Procera Networks Announces Fourth Quarter and
Fiscal 2014 Financial Results

Fremont, CA – February 26, 2015 – Procera Networks, Inc. (NASDAQ: PKT), the global Subscriber Experience company, today reported financial results for its fourth quarter and fiscal year ended on December 31, 2014.

Fourth Quarter 2014 Financial & Business Highlights

•	Reported record revenue of $24.2 million
•	The ratio of bookings to revenue was above one
•	Added thirteen new service provider customers
•	Received expansion orders from fifty existing service provider customers
•	Mobile customers represented 56% of product revenue
•	Demonstrated traction with strategic initiatives with delivery of:
▪	NFV solution to a wireless service provider
▪	Analytics solution to a mobile customer
▪	Video analytics to a fixed wireline customer
▪	100GE interface cards to a number of Tier 1 customers
•	The GAAP gross profit rate increased to 59% for the fiscal year 2014, compared with 55% for fiscal year 2013.
•	The non-GAAP gross profit rate increased to 61% for the fiscal 2014, compared with 57% for fiscal year 2013.

Revenue for the fourth quarter was $24.2 million, compared with $21.3 million in the fourth quarter of 2013, representing a 13% increase.  Revenue for fiscal year 2014 was $75.4 million, compared with $74.7 million for fiscal year 2013, a 1% increase.

GAAP net loss for the fourth quarter of 2014 was $1.7 million, or $0.08 per diluted share, compared with a GAAP net loss of $3.3 million, or $0.16 per diluted share, for the fourth quarter of 2013.  GAAP net loss for fiscal year 2014 was $24.8 million, or $1.21 per diluted share, compared with a GAAP net loss of $16.3 million, or $0.81 per diluted share, for fiscal year 2013.

Non-GAAP net income for the fourth quarter of 2014 was $0.3 million, or $0.02 per diluted share, compared with a non-GAAP net income of $7 thousand, or $0.00 per diluted share, for the fourth quarter of 2013.  Non-GAAP net loss for fiscal year 2014 was $5.0 million, or $0.25 per diluted share, compared with a non-GAAP net loss of $3.6 million, or $0.18 per diluted share, for fiscal year 2013.

A description of the non-GAAP financial measures and reconciliation to comparable GAAP measures in an accompanying table is provided in the section entitled “Use of Non-GAAP Financial Information” below.

“We ended the year with productivity that demonstrates the strength of our strategic initiatives, achieving a combination of record quarterly revenue and bookings, as well as customer delivery of a number of new strategic products,” said James Brear, president and chief executive officer of Procera Networks. “Seeing the initial benefits of our strategic investments are positive indicators toward our goal of returning Procera to solid revenue growth in 2015.”

Guidance
Revenue for the fiscal year ending December 31, 2015 is expected to grow by 15% compared with the fiscal year ended December 31, 2014.

This guidance is an estimate only and actual performance could differ. Procera’s financial results historically have been volatile, and a number of uncertainties and other factors may cause Procera’s future results, performance or achievements to be materially different from prior results.

Conference Call Information
 Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its fourth quarter and fiscal year 2014 results at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, February 26, 2015. To access the conference call, dial 1-877-407-0784 (domestic) or 1-201-689-8560 (international). The live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investor Relations” section of Procera’s website at http://proceranetworks.com/investors. A replay will be available following the call on Procera’s Investor Relations website and for one week at the following numbers: 1-877-870-5176 (domestic), 1-858-384-5517 (international) using ID# 13600798.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2015 revenue, long-term growth and the market opportunity, the strength of Procera’s strategic initiatives, as well as Procera’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause Procera’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; Procera’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders or awards; its ability to achieve revenue recognition on awarded business; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources than us; its ability to manage costs effectively; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; and other risks and uncertainties described more fully in Procera’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2013, its subsequently filed quarterly reports, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov and on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and Procera undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information
In addition to the financial results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide additional insight into the underlying factors and trends affecting both Procera’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; cost reduction efforts; acquisition-related intangible asset and deferred compensation amortization; impairment; and income tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers and acquisitions; expenses connected with cost reduction efforts; acquisition-related intangible asset and deferred compensation amortization; impairment; and income tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options, restricted stock and restricted stock units granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions and other strategic transactions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of Procera's operating performance. Cost reduction efforts occur with shifts in objectives and evolving requirements of the business and can result in fluctuating expenses connected with reducing employment in certain areas. We have excluded these expenses because they can vary significantly from period-to-period and are not considered a key measure of Procera’s operating performance. Acquisition-related intangible asset and deferred compensation amortization, impairment and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of Procera’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of Procera’s activities. Further, these non-GAAP financial measures may be unique to Procera, as they may be different from non-GAAP financial measures used by other companies, including Procera’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of Procera’s results to the results of other companies. Investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliation.”

About Procera Networks Inc.
 Procera Networks, Inc. (NASDAQ: PKT), the global Subscriber Experience company, is revolutionizing the way operators and vendors monitor, manage and monetize their network traffic. Elevate your business value and improve customer experience with Procera’s sophisticated intelligence solutions. For more information, visit www.proceranetworks.com or follow Procera on Twitter at @ProceraNetworks.

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Sales:
Product sales	$18,208	$16,191	$54,000	$56,520
Support sales	5,947	5,139	21,413	18,153
Total sales	24,155	21,330	75,413	74,673
Cost of sales:
Product cost of sales	9,031	8,011	26,676	30,461
Support cost of sales	1,262	957	4,531	3,399
Total cost of sales	10,293	8,968	31,207	33,860

Gross profit	13,862	12,362	44,206	40,813
	57.4%	58.0%	58.6%	54.7%
Operating expenses:
Research and development	4,362	5,016	16,722	17,548
Sales and marketing	7,406	7,959	27,831	29,251
General and administrative	3,426	2,537	11,738	12,036
Impairment of goodwill and purchased intangible assets	-	-	12,380	-
Total operating expenses	15,194	15,512	68,671	58,835

Loss from operations	(1,332)	(3,150)	(24,465)	(18,022)

Interest and other income (expense), net	(354)	359	(599)	561

Loss before income taxes	(1,686)	(2,791)	(25,064)	(17,461)
Income tax provision (benefit)	34	511	(248)	(1,177)
Net loss	$(1,720)	$(3,302)	$(24,816)	$(16,284)

Net loss per share - basic and diluted	$(0.08)	$(0.16)	$(1.21)	$(0.81)

Shares used in computing net loss per share:
Basic and diluted	20,613	20,144	20,450	20,091

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$17,939	$90,774
Short-term investments	84,542	15,789
Accounts receivable, net of allowance	21,447	25,008
Inventories, net	14,837	18,836
Prepaid expenses and other	4,913	2,128
Total current assets	143,678	152,535

Property and equipment, net	8,322	7,121
Intangible assets, net	2,957	6,270
Goodwill	960	12,326
Deferred tax asset	-	1,101
Other non-current assets	154	83
Total assets	$156,071	$179,436

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,207	$7,305
Deferred revenue	11,821	11,633
Accrued liabilities	7,235	6,721
Total current liabilities	24,263	25,659

Non-current liabilities:
Deferred revenue	3,113	3,273
Deferred tax liability	-	1,690
Deferred rent	583	143
Total liabilities	27,959	30,765

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	21
Additional paid-in capital	225,313	219,763
Accumulated other comprehensive loss	(3,190)	(1,897)
Accumulated deficit	(94,032)	(69,216)
Total stockholders' equity	128,112	148,671

Total liabilities and stockholders' equity	$156,071	$179,436

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 2014	September 2014	December 2013	December 2014	December 2013
Sales:
Product sales	$18,208	$11,164	$16,191	$54,000	$56,520
Support sales	5,947	4,945	5,139	21,413	18,153
Total sales	24,155	16,109	21,330	75,413	74,673
Cost of sales:
Product cost of sales, GAAP	9,031	4,774	8,011	26,676	30,461

Non-GAAP adjustments:
Stock-based compensation (1)	(10)	(7)	(26)	(39)	(84)
Amortization of intangibles (2)	(202)	(264)	(275)	(995)	(1,094)
Cost reduction efforts (3)	-	-	-	(237)	-
Product cost of sales, non-GAAP	8,819	4,503	7,710	25,405	29,283

Support cost of sales, GAAP	1,262	1,118	957	4,531	3,399
Non-GAAP adjustments:
Stock-based compensation (1)	(98)	(85)	(79)	(351)	(302)
Cost reduction efforts (3)	-	-	-	-	-
Support cost of sales, non-GAAP	1,164	1,033	878	4,180	3,097
Total cost of sales, non-GAAP	9,983	5,536	8,588	29,585	32,380
Gross profit, non-GAAP	14,172	10,573	12,742	45,828	42,293
	58.7%	65.6%	59.7%	60.8%	56.6%
Operating expenses:
Research and development	4,362	4,096	5,016	16,722	17,548
Non-GAAP adjustments:
Stock-based compensation (1)	(429)	(314)	(292)	(1,427)	(1,226)
Cost reduction efforts (3)	(58)	-	-	(264)	-
Deferred compensation (5)	-	-	(753)	(65)	(2,946)
Research and development, non-GAAP	3,875	3,782	3,971	14,966	13,376

Sales and marketing	7,406	6,497	7,959	27,831	29,251
Non-GAAP adjustments:
Stock-based compensation (1)	(276)	(443)	(334)	(1,525)	(1,682)
Amortization of intangibles (2)	(47)	(114)	(119)	(389)	(472)
Cost reduction efforts (3)	(91)	(327)	-	(606)	-
Deferred compensation (5)	-	-	(777)	-	(2,863)
Sales and marketing, non-GAAP	6,992	5,613	6,729	25,311	24,234

General and administrative	3,426	2,760	2,537	11,738	12,036
Non-GAAP adjustments:
Stock-based compensation (1)	(656)	(429)	(512)	(1,856)	(1,763)
Cost reduction efforts (3)	-	-	-	(27)	-
Business development expenses (6)	(229)	-	-	(229)	(1,616)
General and administrative, non-GAAP	2,541	2,331	2,025	9,626	8,657

Impairment of goodwill and purchased intangible assets	-	12,380	-	12,380	-
Non-GAAP adjustments:
Impairment of goodwill and purchased intangible assets (4)	-	(12,380)	-	(12,380)	-
Impairment of goodwill and purchased intangible assets, non-GAAP	-	-	-	-	-
Total operating expenses, non-GAAP	13,408	11,726	12,725	49,903	46,267

Income (loss) from operations, non-GAAP	764	(1,153)	17	(4,075)	(3,974)

Interest and other income (expense), net	(354)	(356)	359	(599)	561

Income (loss) before income taxes, non-GAAP	410	(1,509)	376	(4,674)	(3,413)

Income tax provision (benefit)	34	(160)	511	(248)	(1,177)
Non-GAAP adjustment (7)	44	192	(142)	622	1,408
Income tax provision, non-GAAP	78	32	369	374	231
Net income (loss), non-GAAP	$332	$(1,541)	$7	$(5,048)	$(3,644)

Net income (loss) per share - diluted, non-GAAP	$0.02	$(0.08)	$0.00	$(0.25)	$(0.18)

Shares used in computing diluted net income (loss) per share	20,613	20,500	20,144	20,450	20,091

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(1,720)	$(15,712)	$(3,302)	$(24,816)	$(16,284)
Non-GAAP adjustments:
Stock-based compensation (1)	1,469	1,278	1,243	5,198	5,057
Amortization of intangibles (2)	249	378	394	1,384	1,566
Cost reduction efforts (3)	149	327	-	1,134	-
Impairment of goodwill and purchased intangible assets (4)	-	12,380	-	12,380	-
Deferred compensation (5)	-	-	1,530	65	5,809
Business development expenses (6)	229	-	-	229	1,616
Income tax adjustment (7)	(44)	(192)	142	(622)	(1,408)
As Adjusted	$332	$(1,541)	$7	$(5,048)	$(3,644)

Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.08)	$(0.77)	$(0.16)	$(1.21)	$(0.81)
Non-GAAP adjustments:
Stock-based compensation (1)	0.07	0.06	0.06	0.25	0.25
Amortization of intangibles (2)	0.01	0.02	0.02	0.06	0.08
Cost reduction efforts (3)	0.01	0.02	-	0.06	-
Impairment of goodwill and purchased intangible assets (4)	-	0.60	-	0.61	-
Deferred compensation (5)	-	-	0.08	-	0.29
Business development expenses (6)	0.01	-	-	0.01	0.08
Income tax adjustment (7)	-	(0.01)	0.01	(0.03)	(0.07)
As Adjusted	$0.02	$(0.08)	$0.00	$(0.25)	$(0.18)

Shares used in computing diluted net income (loss) per share	20,613	20,500	20,144	20,450	20,091

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC Topic 718.
(2)	Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)	Severance and other employee-related costs in connection with the Company’s cost-reduction efforts.
(4)
Impairment charges to write-down the carrying value of goodwill and purchased intangible assets associated with the Vineyard acquisition as a result of lower than anticipated total addressable market and revenue growth of NAVL products.

(5)	Amortization of amounts paid under retention agreements with Vineyard's three founders.
These amounts were paid during the first quarter of fiscal year 2014, after one year of continuous employment with the Company.
(6)
Includes the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.

(7)	Income tax benefit associated with the following Vineyard acquisition related items:
- reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition;
- amortization of acquired intangible assets; and
- Canadian valuation allowance and book to tax differences on deferred revenue.

Investor Relations Contact
Michael Bishop
Blueshirt Group (for Procera Networks)
mike@blueshirtgroup.com
1-415-217-4968

Media Contact
Bob Eastwood
Engage PR (for Procera Networks)
beastwood@engagepr.com
1-510-748-8200 x215